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                                                                    EXHIBIT 10.1
                                                                    ------------


           SUPPLEMENTAL SCHEDULE OF DIRECTORS AND OFFICERS WHO BECAME
                     PARTIES TO AN INDEMNIFICATION AGREEMENT

Signatory                      Effective Date                Capacity
---------                      --------------                --------
Abigail S. Wexner              May 19, 1997                  Director

V. Ann Hailey                  August 11, 1997               Executive Officer